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                                                                      EXHIBIT 24


                              APCO ARGENTINA, INC.

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of APCO ARGENTINA, INC., a Cayman Islands corporation ("Apco"), does hereby constitute and appoint THOMAS BUENO their true and lawful attorney and in their name and in their capacity as a director or officer, or both, of Apco, as hereinafter set forth below their signature, to sign Apco's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto or all instruments necessary or incidental in connection therewith; and

                  THAT the undersigned Apco does hereby constitute and appoint THOMAS BUENO its true and lawful attorney its true and lawful attorney for it and in its name and on its behalf to sign said Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

                  Said attorney shall have full power of substitution and resubstitution, and said attorney or any substitute appointed by him hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or of any such substitute pursuant hereto.

                  IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 17th day of March, 1999.


    /s/ John C. Bumgarner, Jr.                     /s/ Jack D. McCarthy
-------------------------------------        --------------------------------
        John C. Bumgarner, Jr.                         Jack D. McCarthy
     President, Chief Executive                     Chief Financial Officer
       Officer, and Director                      (Principal Financial Officer)
  (Principal Executive Officer)


                                /s/ Thomas Bueno
                         -------------------------------
                                  Thomas Bueno
                             Controller and Director
                         (Principal Accounting Officer)







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       /s/ Robert J. LaFortune                      /s/ John H. Williams
-------------------------------------        --------------------------------
           Robert J. LaFortune                          John H. Williams
               Director                                     Director



                                             APCO ARGENTINA, INC.



                                             By  /s/ John C. Bumgarner, Jr.
                                               ---------------------------------
                                                     John C. Bumgarner, Jr.
                                                          President

ATTEST:



  /s/ Shawna L. Gehres
------------------------------------
       Shawna L. Gehres
          Secretary